EXHIBIT A

As of December 1, 2025

Roundhill Bitcoin Covered Call Strategy ETF

Roundhill S&P 500 0DTE Covered Call Strategy ETF

Roundhill Innovation-100 0DTE Covered Call Strategy ETF

Roundhill Daily 2X Long Magnificent Seven ETF

Roundhill GLP-1 & Weight Loss ETF

Roundhill S&P 500 Target 10 Managed Distribution ETF

Roundhill S&P 500 Target 20 Managed Distribution ETF

Roundhill Ether Covered Call Strategy ETF

Roundhill Russell 2000 0DTE Covered Call Strategy ETF

Roundhill China Dragons ETF

Roundhill Daily 2X Long China Dragons ETF

Roundhill Uranium ETF

Roundhill AAPL WeeklyPayTM ETF

Roundhill AMD WeeklyPayTM ETF

Roundhill AMZN WeeklyPayTM ETF

Roundhill COIN WeeklyPayTM ETF

Roundhill GOOGL WeeklyPayTM ETF

Roundhill META WeeklyPayTM ETF

Roundhill MSFT WeeklyPayTM ETF

Roundhill PLTR WeeklyPayTM ETF

Roundhill NVDA WeeklyPayTM ETF

Roundhill TSLA WeeklyPayTM ETF

Roundhill Weekly T-Bill ETF

Roundhill Magnificent Seven Covered Call Strategy ETF

Roundhill ABNB WeeklyPayTM ETF

Roundhill ARM WeeklyPayTM ETF

Roundhill ASML WeeklyPayTM ETF

Roundhill AVGO WeeklyPayTM ETF

Roundhill BABA WeeklyPayTM ETF

Roundhill BRKB WeeklyPayTM ETF

Roundhill COST WeeklyPayTM ETF

Roundhill CRWD WeeklyPayTM ETF

Roundhill DKNG WeeklyPayTM ETF

Roundhill HOOD WeeklyPayTM ETF

Roundhill LMT WeeklyPayTM ETF

Roundhill MSTR WeeklyPayTM ETF

Roundhill NFLX WeeklyPayTM ETF

A-1

Roundhill RDDT WeeklyPayTM ETF

Roundhill SHOP WeeklyPayTM ETF

Roundhill SPOT WeeklyPayTM ETF

Roundhill TSM WeeklyPayTM ETF

Roundhill UBER WeeklyPayTM ETF

Roundhill XOM WeeklyPayTM ETF

Roundhill S&P 500 No Dividend Target ETF

Roundhill Humanoid Robotics ETF

Roundhill WeeklyPayTM Universe ETF

Roundhill Meme Stock ETF

Roundhill Inverse Dow 30 WeeklyPayTM ETF

Roundhill Inverse Russell 2000 WeeklyPayTM ETF

Roundhill Inverse Innovation-100 WeeklyPayTM ETF

Roundhill Inverse S&P 500® WeeklyPayTM ETF

Roundhill Investment Grade Bond WeeklyPayTM ETF

Roundhill Bitcoin WeeklyPayTM ETF

Roundhill Dow 30 WeeklyPayTM ETF

Roundhill Russell 2000 WeeklyPayTM ETF

Roundhill Emerging Markets WeeklyPayTM ETF

Roundhill Innovation-100 WeeklyPayTM ETF

Roundhill Developed Markets WeeklyPayTM ETF

Roundhill Semiconductor WeeklyPayTM ETF

Roundhill Ether WeeklyPayTM ETF

Roundhill S&P 500® WeeklyPayTM ETF

Roundhill Gold WeeklyPayTM ETF

Roundhill Treasury Bond WeeklyPayTM ETF

Roundhill High Yield Bond WeeklyPayTM ETF

Roundhill Gold Miners WeeklyPayTM ETF

Roundhill Meme Stock Covered Call ETF

Roundhill Daily 2X Long Meme Stock ETF

Roundhill APP WeeklyPayTM ETF

Roundhill ORCL WeeklyPayTM ETF

Roundhill UNH WeeklyPayTM ETF

Roundhill WMT WeeklyPayTM ETF